                                                                    Exhibit 99.1


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information has been prepared to give effect to the sale of eighteen of the facilities of Liberty Self-Stor, Inc. on April 5, 2005 to U-Store-It, L.P. (f.k.a. Acquiport/Amsdell I Limited Partnership)("U-Store-It") for a cash purchase price of $33.7 million, subject to certain prorations (the "Transaction"). Liberty Self-Stor, Ltd., a wholly-owned subsidiary of Liberty Self-Stor, Inc.'s operating partnership, LSS I Limited Partnership sold substantially all of its assets to U-Store-It on April 5, 2005. The included financial information consists of Liberty Self-Stor, Inc.'s unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 and Pro Forma Consolidated Statements of Operations and Comprehensive Income (Loss) for the Three Months Ended March 31, 2005 and for the Year Ended December 31, 2004 and explanatory notes. The unaudited Pro Forma Consolidated Balance Sheet gives effect to the Transaction assuming that it occurred as of March 31, 2005 and the unaudited Pro Forma Consolidated Statements of Operations give effect to the Transaction assuming that it occurred as of January 1, 2004. The information contained in the following financial information is pre-tax, although Liberty Self-Stor, Inc. currently has a REIT tax status and a loss carry-forward of approximating $5.0 million. Additional financial and other information is available in the 10-KSB for the period ended December 31, 2004 and the 10-QSB for the period ended March 31, 2005, including information relating to Liberty Self-Stor, Inc.'s treatment as discontinued operations of the assets sold to U-Store-It filed with the Securities and Exchange Commission.

The unaudited Pro Forma Consolidated Balance Sheet includes the effect of the gain on the Transaction which is the result of cash received in excess of the carrying value of the assets sold, payoff of loan principal and interest, closing cost transactions and minority interest payments to LSS I Limited Partnership.

The unaudited Pro Forma Consolidated Statements of Operation and Comprehensive Income (Loss) for the Three Months Ended March 31, 2005 and the Year Ended December 31, 2004 do not reflect the gain on the Transaction and various closing costs, as such costs are not recurring in nature.

The pro forma financial statements are not necessarily indicative of what the actual financial results would have been had the Transaction taken place on the dates indicated and do not purport to indicate the results of future operations.

                     Liberty Self-Stor, Inc. and Subsidiary
                      Pro-Forma Consolidated Balance Sheet

                                                                    March 31, 2005          Adjustments               Pro-Forma
                                                                      (unaudited)
                                                                    ---------------      ---------------           --------------
Current Assets:
         Cash                                                       $       155,525      $    33,700,000    (1)    $
                                                                    ---------------      ---------------           --------------
                                                                                             (32,013,553)   (2)         1,841,972
         Accounts Receivable                                                 18,411                                        18,411
         Accounts Receivable from related parties                           314,041                                       314,041
         Assets Related to Discontinued Operations, net                  27,086,268          (27,086,268)   (3)                 -
         Other current assets                                                 3,621                                         3,621
                                                                    ---------------      ---------------           --------------
Total Current Assets                                                     27,577,866          (25,399,821)               2,178,045

Property and Equipment:
         Land                                                               685,926                                       685,926
         Buildings and Improvement                                        3,935,928                                     3,935,928
         Furniture and Equipment                                            170,033                                       170,033
                                                                    ---------------                                --------------
                                                                          4,791,887                                     4,791,887
         Less - Accumulated Depreciation                                    725,264                                       725,264
                                                                    ---------------                                --------------
                                                                          4,066,623                                     4,066,623
Other Assets                                                                 37,656                                        37,656
                                                                    ---------------      ---------------           --------------
         TOTAL ASSETS                                               $    31,682,145      $   (25,399,821)          $    6,282,324
                                                                    ===============      ===============           ==============

Liabilities:
         Current maturities of long-term debt                       $       147,138      $                         $      147,138
         Note Payable to related party                                    1,300,000                                     1,300,000
         Accounts Payable                                                   175,205                                       175,205
         Accounts Payable to related parties                                435,366             (334,131)   (4)           101,235
         Liabilities Related to Discontinued Operations, net             24,495,152          (24,495,152)   (5)                 -
         Accrued expenses                                                   409,433              (49,236)   (6)           360,197
                                                                    ---------------      ---------------           --------------
Total Current Liabilities                                                26,962,294          (24,878,519)               2,083,775

Long term debt, net of current maturities:
         Third party                                                      2,236,379                                     2,236,379
Other long-term liabilities                                                  11,451                                        11,451
Minority interest liability                                               1,727,575           (6,014,305)   (7)
                                                                                                4,276,676   (8)           (10,054)
Commitments and contingencies                                                     -                     -
Shareholders' equity:
         Serial preferred stock - $.001 par value: 2,000,000
             shares authorized, no shares issued and outstanding                  -                     -
         Common Stock - $.001 par value: 50,000,000 shares
             authorized; 3,082,668 shares issued and outstanding,
             stated at                                                        3,083                                         3,083
         Paid-in capital                                                 25,799,229                                    25,799,229
         Retained earnings - prior year                                (25,176,918)                                   (25,176,918)
         Retained earnings - current year income                             54,664            1,897,249    (9)
                                                                                                (616,534)  (10)         1,335,379
         Accumulated other comprehensive income                              64,388              (64,388)  (11)              -
                                                                    ---------------      ---------------           --------------
Total Shareholders' Equity                                                  744,446            1,216,327                1,960,773
                                                                    ---------------      ---------------           --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $    31,682,145      $   (25,399,821)          $    6,282,324
                                                                    ===============      ===============           ==============

See the accompanying notes to the pro forma financial statements.

                     Liberty Self-Stor, Inc. and Subsidiary
 Pro-Forma Consolidated Statements of Operations and Comprehensive Income (Loss)
                    For the Three Months Ended March 31, 2005
                                   (Unaudited)

                                                                 As Reported         Adjusted              Pro-Forma
                                                                ---------------    --------------        -------------
Revenues
         Revenues from real estate operations                   $       138,525    $                     $     138,525
         Interest and other                                                  64                                     64
                                                                ---------------    --------------        -------------
Total revenues                                                          138,589                                138,589

Operating expenses
         Interest expense                                                48,737                                 48,737
         Property taxes and insurance                                    29,720                                 29,720
         Property operating expense                                      51,338                                 51,338
         Legal and professional fees                                     57,019                                 57,019
         General and administrative                                     151,023                                151,023
         Depreciation and amortization                                   45,455                                 45,455
                                                                ---------------    --------------        -------------
Total expenses                                                          383,292                                383,292
                                                                ---------------    --------------        -------------

Loss from continuing operations before minority interest               (244,703)                              (244,703)
Minority interest                                                      (171,292)                              (171,292)
                                                                ---------------    --------------        -------------
Loss from continuing operations                                         (73,411)                               (73,411)

Income from discontinued operations net of minority
interest of $298,841                                                    128,075          (128,075)                   0
                                                                ---------------    --------------        -------------
Net Income (Loss)                                               $        54,664    $     (128,075)       $     (73,411)
                                                                ===============    ==============        =============

Other comprehensive income (loss)
Changes in fair values of cash flow hedges, net of minority
interest of $38,621                                                      16,550           (16,550)                   0
                                                                ---------------    --------------        -------------

Comprehensive Income (Loss):                                    $        71,214    $     (144,625)       $     (73,411)
                                                                ===============    ==============        =============

Weighted Average Number of Common Shares Outstanding:                 3,082,668                              3,082,668
                                                                ===============                          =============


Net Income (Loss) per common share - basic and diluted:         $          0.02                          $      (0.02)
                                                                ===============                          =============

See the accompanying notes to the pro forma financial statements.

                     Liberty Self-Stor, Inc. and Subsidiary
 Pro-Forma Consolidated Statements of Operations and Comprehensive Income (Loss)
                      For the Year Ended December 31, 2004
                                   (Unaudited)

                                                                 As Reported         Adjusted              Pro-Forma
                                                                ---------------    --------------        -------------
Revenues
         Revenues from real estate operations                  $        494,753    $                     $     494,753
         Interest and other                                               6,125                                  6,125
                                                                ---------------    --------------        -------------
Total revenues                                                          500,878                                500,878

Operating expenses
         Interest expense                                               158,432                                158,432
         Property taxes and insurance                                   137,521                                137,521
         Property operating expense                                     196,931                                196,931
         Legal and professional fees                                    262,814                                262,814
         General and administrative                                     635,458                                635,458
         Depreciation and amortization                                  193,994                                193,994
                                                                ---------------    --------------        -------------
Total expenses                                                        1,585,150                              1,585,150
                                                                ---------------    --------------        -------------

Loss from continuing operations before minority interest             (1,084,272)                            (1,084,272)
Minority interest                                                      (758,990)                              (758,990)
                                                                ---------------    --------------        -------------
Loss from continuing operations                                        (325,282)                              (325,282)

Income from discontinued operations net of minority
interest of $766,926                                                    328,683          (328,683)                   0
                                                                ---------------    --------------        -------------
Net Income (Loss)                                               $         3,401    $     (328,683)       $    (325,282)
                                                                ===============    ==============        =============

Other comprehensive income (loss)
Changes in fair values of cash flow hedges, net of minority
interest of $104,545                                                     44,805           (44,805)                   0
                                                                ---------------    --------------        -------------

Comprehensive Income (Loss):                                    $        48,206    $     (373,488)       $    (325,282)
                                                                ===============    ==============        =============

Weighted Average Number of Common Shares Outstanding:                 3,082,668                              3,082,668
                                                                ===============                          =============


Net Income (Loss) per common share - basic and diluted:         $          0.02                          $       (0.11)
                                                                ===============                          =============

See the accompanying notes to the pro forma financial statements.

Pro-Forma Adjustments

Note (1) To reflect proceeds from the sale consisting of cash consideration of $33,700,000.

Note (2) To reflect the payment of the direct expenses of the Transaction and payoff of all outstanding loans relating to the facilities involved in the Transaction. Included in the direct expenses were payments for legal and accounting expenses, closing costs, stockholder dividend payments and prorations due to U-Store-It.

Note (3) To reflect the removal of assets related to discontinued operations, net, which represents the land, building and improvements, furniture and equipment, related accumulated depreciation, prepaid real estate tax payments, loan swap fair market value and self-storage customer receivables.

Note (4) To reflect the payment of balances owed to a related company.

Note (5) To reflect the removal of liabilities related to discontinued operations, net, which represents the payment of loan principal and accrued interest outstanding, real estate tax payments and prepaid rents owed to U-Store-It.

Note (6) To reflect the elimination of accrued loan fees.

Note (7) To reflect the distribution of the minority interest to the partners of the limited partnership, Liberty Self-Stor, Ltd., from the Transaction.

Note (8) To reflect the increase in the minority interest to the limited partnership, Liberty Self-Stor, Ltd. from the Transaction.

Note (9) To reflect the gain from the sale after the minority interest.

Note (10) To reflect the stockholder dividend payment of $0.20 per share.

Note (11) To eliminate the cash flow hedge from debt repaid.